REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of March 25, 2003, among LSB INDUSTRIES, INC., a Delaware corporation (the "Company"), KENT C. McCARTHY, an individual ("McCarthy"), JAYHAWK CAPITAL MANAGEMENT, L.L.C., a Delaware limited liability company ("Jayhawk Capital"), JAYHAWK INVESTMENTS, L.P., a Delaware limited partnership ("Jayhawk Investments"), and JAYHAWK INSTITUTIONAL PARTNERS, L.P., a Delaware limited partnership ("Jayhawk Institutional"). McCarthy, Jayhawk Capital, Jayhawk Investments, and Jayhawk Institutional are collectively, the "Jayhawk Group".

WHEREAS, the general partner of Jayhawk Institutional is Jayhawk Capital, which is also the general partner of Jayhawk Investments, and McCarthy is the manager of Jayhawk Capital;

WHEREAS, pursuant to a Subscription Agreement (the "Subscription Agreement") and a Warrant Agreement (the "Warrant Agreement"), each dated as of the date hereof, between the Company and Jayhawk Institutional, the Company has agreed to issue to Jayhawk Institutional (a) 450,000 shares of the Company's Common Stock (as defined herein) and (b) warrants to purchase 112,500 shares of the Common Stock;

WHEREAS, as of the date hereof, in addition to the 450,000 shares to be issued to Jayhawk Investments under the Subscription Agreement and the warrants to purchase 112,500 shares of the Company's Common Stock, the Jayhawk Group beneficially owns 2,199,581 shares of the Common Stock, comprised of an aggregate of (a) 798,500 shares of the Common Stock, and (b) 1,401,081 shares of Common Stock receivable upon conversion of 323,650 shares of the Company's $3.25 Preferred (as defined herein); and

WHEREAS, to induce Jayhawk Investments to execute and deliver the Subscription Agreement, the Company has agreed to provide to the Jayhawk Group certain registration rights under the Securities Act (as defined herein), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Jayhawk Group hereby agree as follows:

1.  Definitions.

1.1  "$3.25 Preferred" means the Company's $3.25 Convertible Exchangeable Class C Preferred Stock, Series 2.

1.2  "Commission" means the Securities and Exchange Commission.

1.3  "Common Stock" means the common stock of the Company, par value $0.10 per share.

1.4  "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.5  "Initiating Holders" means the meaning specified in paragraph 2.1.

1.6  "NASD" means the National Association of Securities Dealers.

1.7  "Person" means an individual, a partnership, an association, a joint venture, a corporation, a limited liability company, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

1.8  "Public Offering" means any offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act.

1.9  "Registrable Securities" means (a) the 450,000 shares of Common Stock to be issued to Jayhawk Institutional pursuant to the Subscription Agreement, (b) all shares of Common Stock issued or issuable upon exercise of the Warrants, (c) all shares of Common Stock issuable upon conversion of the Company's $3.25 Preferred owned by the Jayhawk Group, (d) any other shares of Common Stock owned by the Jayhawk Group as of the date of this Agreement, (e) any securities issued or issuable with respect to any Common Stock referred to in (a) through (d) by way of stock dividend or stock split or in connection with a combination of shares or recapitalization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities during such time as (w) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) they are eligible to be sold pursuant to Rule 144(k) (or any successor provision) under the Securities Act, (y) they are eligible to be sold pursuant to Rule 144 (or any successor provisions), without limitation on amount of securities sold, or (z) they shall have ceased to be outstanding.

1.10 "Registration Expenses" means all expenses incident to the Company's performance of or compliance with paragraphs 2 and 3, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions and transfer taxes, if any.

1.11 "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.12 "Warrants" means the warrants issued by the Company to Jayhawk Institutional on the date hereof pursuant to the Warrant Agreement, evidencing rights to purchase an aggregate of 112,500 shares (as adjusted) of Common Stock at an exercise price of $3.49 per share.

2. Demand Registration. As long as there are Registrable Securities outstanding, upon the written request of the holders of at least 50% of the outstanding Registrable Securities (the "Initiating Holders"), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of outstanding Registrable Securities, and thereupon will use its reasonable efforts to effect the registration under the Securities Act of (a) the Registrable Securities which the Company has been so requested to register by such Initiating Holder or Holders for disposition in accordance with the intended method of disposition stated in such request, and (b) all other Registerable Securities the holders of which have made written requests to the Company for registration thereof within 20 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition thereof), all to the extent required to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered. Subject to paragraph 2.6, the Company may include in such registration other securities for sale for its own account or for the account of any other Person.

2.1  Number of Registrations. The Company shall not be required to effect more than two registrations pursuant to this paragraph 2.

2.2 Registration Statement Form. The Company may, if permitted by law, effect any registration requested under paragraph 2 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement) or, if counsel for the Company deems that such a registration statement is not available for the registration of the Registrable Securities to which such registration relates under applicable law, on such other form as counsel for the Company may deem to be appropriate under the Securities Act. If requested by the Initiating Holders, any registration statement filed pursuant to paragraph 2 will qualify as a "shelf" registration under Securities Act Rule 415 or any successor to such rule.

2.3 Expenses. The Company will pay all Registration Expenses in connection with any registration effected pursuant to this paragraph 2.

2.4 Selection of Underwriters. If, in the discretion of the holders of a majority (by number of shares) of the Registrable Securities, any offering pursuant to this paragraph 2 shall constitute an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by such holders and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriter or underwriters.

2.5 Effective Registration Statement. A registration requested pursuant to this paragraph 2 will not be deemed to have been effected (a) unless it has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders shall be deemed to have been effected by the Company at the request of such Initiating Holders, or (b) if, after it has become effective, such registration is interfered with by any stop order, injunction or other court order (for any reason other than a misrepresentation or an omission by the Initiating Holders).

2.6 Priority in Requested Registrations. If a requested registration pursuant to this paragraph 2 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in any such registration to the extent of the number which the Company is so advised can be sold in such offering (a) first, Registrable Securities requested to be included in such registration by the Initiating Holders, pro rata among such holders on the basis of the number of shares of such securities requested to be included by such holders, (b) second, other Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders, and (c) third, other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

2.7 Delay at Company's Request. With respect to any registration requested under this paragraph 2, the Company may postpone for not more than 120 days, on one occasion only with respect to each such request, the filing or effectiveness of a registration statement if the Company determines that such registration would be likely to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets not in the ordinary course of business or any merger, consolidation, tender offer or similar transaction, or any other material event not in the ordinary course of business, provided that in case of such postponement the holders of Registrable Securities initiating the request for registration will be entitled to withdraw such request, and if so withdrawn such request will not count as one of the permitted requested registrations under this paragraph 2. In any event, the Company will pay all Registration Expenses in connection with any registration initiated under this paragraph 2.

3. Incidental Registration. Notwithstanding any limitation contained in paragraph 2, if the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this paragraph 3.

3.1 Procedure. Upon the written request of any such holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (a) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under paragraph 2 and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this paragraph 3 shall relieve the Company of its obligation to effect any registration statement upon request under paragraph 2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this paragraph 3.

3.2 Priority in Incidental Registrations. If a registration pursuant to this paragraph 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering securities determined as follows:

(a) if such registration as initially proposed by the Company was primarily a registration of its securities, (i) first, the securities proposed by the Company to be sold for its own account, and (ii) second, any Registrable Securities requested to be included in such registration, and any other securities the Company proposes to include in such registration statement, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders; and

(b) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities, pursuant to demand registration rights, (i) first, such securities held by the holders initiating such registration, pro rata among the holders thereof, on the basis of the number of shares of such securities requested to be included by such holders, and (ii) second, any Registrable Securities requested to be included in such registration, pro rata among (A) the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders together with (B) any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

4. Registration Procedures. If and whenever the Company is required to use its reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in paragraphs 2 or 3, the Company will:

(a) prepare and file with the Commission the requisite registration statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) to effect such registration and use its reasonable efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities whose Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel (such review to be limited to matters relating to the holders whose Registrable Securities are to be included in such registration and matters which might adversely affect such holders), and provided, further, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as (i) all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, (ii) the securities included in the registration statement are no longer Registrable Securities or (iii) in the case of any registration pursuant to paragraph 3, 90 days after such registration statement becomes effective, provided that if less than all the Registrable Securities are withdrawn from registration after the relevant period, the shares to be so withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration;

(c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(d) use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph 4(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(e) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission;

(g) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(h) use its reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

4.1 Seller Information. The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.2 Blackout. Each holder of Registrable Securities agrees by the acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph 4(e) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods referred to in paragraph 4(b) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph 4(e) and including the date when each seller of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

5. Underwritten Offerings.

5.1 Demand Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to the registration requested under paragraph 2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such holder, the underwriters, and the Company and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in paragraph 6. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement.

5.2 Incidental Underwritten offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by paragraph 3 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of paragraph 3.2, use its reasonable efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, except as may be otherwise permitted herein. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters.

5.3 Holdback Agreements. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities during the seven days prior to and the 90 days after the closing of any underwritten registration pursuant to paragraph 2 or any underwritten registration pursuant to paragraph 2 has become effective, or, if the managing underwriter advises the Company in writing that, in its opinion, no such public sale or distribution should be effected for a specified period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such holder of Registrable Securities of such advice, during a reasonable longer period after such underwritten registration, except as part of such underwritten registration, whether or not such holder participates in such registration. The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after the closing of any underwritten registration pursuant to paragraph 2 or any underwritten registration pursuant to paragraph 2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 or any successor or similar forms thereto, or if the managing underwriter advises the Company in writing that in its opinion no such public sale or distribution should be effected for a specified period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration, during a reasonable longer period after such underwritten registration, except as part of such underwritten registration.

6. Indemnification.

6.1 Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to paragraph 2 or 3, the seller of Registrable Securities covered by any such registration statement, its partners, directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such seller or any such underwriter within the meaning of the Securities Act (each a "Seller Indemnified Party"), against any losses, claims, damages or liabilities, joint or several, to which such Seller Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Seller Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to a Seller Indemnified Party to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by such Seller Indemnified Party specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, and, provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.

6.2 Indemnification by the Sellers. The seller of any Registrable Securities in any registration statement filed pursuant to paragraph 2 or 3 will indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph 6.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, and each Person who participates as an underwriter in the offering or sale of securities by the Company (each a "Company Indemnified Party" and together with each Seller Indemnified Party, an "Indemnified Party"), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the

Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement provided that such seller's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

6.3 Notices of Claims; Procedure. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to paragraph 6.1 or 6.2, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter (an "Indemnifying Party") of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under paragraph 6.1 or 6.2, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment upon advice of counsel a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party, which consent will not be unreasonably withheld, that (a) imposes any liability or obligation (including, without limitation, any injunction) on the Indemnified Party or (b) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the indemnified parties.

6.4 Indemnification Payments. The indemnification required by this paragraph 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

7. Miscellaneous.

7.1 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

7.2 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided that no amendment or waiver which adversely affects any one holder of Registrable Securities (the "Affected Holder") vis-à-vis the other holders of Registrable Securities shall be effective without the approval in writing of the Affected Holder.

7.3 Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing, by hand or by fax, by certified or registered mail, return receipt requested, postage prepaid, or by U. S. Express Mail service, or by private overnight mail service (e.g., Federal Express). Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or by fax, (b) on the business day immediately subsequent to mailing, if sent by U.S. Express Mail service or private overnight mail service, or (c) five business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this paragraph 7.3:

    If to the Company:                          LSB Industries, Inc.
                                                16 South Pennsylvania
                                                Oklahoma City, OK 73101
                                                Fax No. (405) 235-5067
                                                Attention: Mr. Jack E. Golsen, CEO

    With a copy to:                             Conner & Winters
                                                One Leadership Square
                                                211 North Robinson, Suite 1700
                                                Oklahoma City, OK 73102
                                                Attention: Irwin H. Steinhorn, Esquire

    If to the Jayhawk Group:                    Jayhawk Institutional Partners, L.P.
                                                8201 Mission Road, Suite 110
                                                Prairie Village, KS 66208
                                                Fax No. (913) 642-8661
                                                Attention: Kent C. McCarthy

    With a required copy to:                    Gardner Carton & Douglas LLC
                                                191 N. Wacker Drive, Suite 3700
                                                Chicago, Illinois 60606
                                                Fax No.: (312) 569-3125
                                                Attention: Charles R. Manzoni, Jr.

7.4 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

7.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

7.6 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

7.7 Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not limit or otherwise affect the meaning of this Agreement.

7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                                                                    LSB INDUSTRIES, INC.

                                                                    By /s/ Jack E. Golsen
                                                                        Jack E. Golsen,
                                                                        Chief Executive Officer

                                                                    (the "Company")

                                                                    JAYHAWK INSTITUTIONAL PARTNERS, L.P.

                                                                    By Jayhawk Capital Management, L.L.C.
                                                                      its general partner

                                                                        By /s/ Kent C. McCarthy
                                                                            Kent C. McCarthy, its manager

                                                                    ("Jayhawk Institutional")

                                                                    JAYHAWK INVESTMENTS, L.P.

                                                                    By Jayhawk Capital Management, L.L.C.
                                                                      its general partner

                                                                        By /s/ Kent C. McCarthy
                                                                            Kent C. McCarthy, its manager

                                                                    ("Jayhawk Investments")

                                                                    JAYHAWK CAPITAL MANAGEMENT, L.L.C.

                                                                    By
                                                                    Kent C. McCarthy, its manager
                                                                    ("Jayhawk Capital")

                                                                    /s/ Kent C. McCarthy
                                                                    KENT C. MCCARTHY, an individual
                                                                    ("McCarthy")